Exhibit 10.16

CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY [***], HAS

BEEN OMITTED BECAUSE IT IS NOT MATERIAL AND WOULD LIKELY CAUSE COMPETITIVE HARM

TO THE COMPANY IF PUBLICLY DISCLOSED.

MASTER SOFTWARE LICENSE AND SERVICES AGREEMENT

This Master Software License and Services Agreement (the “Agreement”) is entered into as of the 31st day of March, 2015 (“Effective Date”), by and between Ascension Health Resource and Supply Management Group, LLC, a Missouri limited liability company having its principal place of business at 11775 Borman Drive, Suite 340, St. Louis, Missouri 63146 (“The Resource Group”), and Phreesia, Inc., a Delaware corporation with a principal place of business at 432 Park Avenue South, New York, New York 10016 (hereinafter referred to as “Licensor” or “Phreesia”).

1.	Definitions. Capitalized terms not otherwise defined in this Agreement shall have the meanings detailed below.

1.1

Ascension Health. Ascension Health is a Missouri non-profit corporation and a health system comprised of health ministries, hospitals, facilities and affiliates. It is a wholly-owned subsidiary of Ascension Health Alliance.

1.2

Ascension Health Alliance. Ascension Health Alliance is a Missouri non-profit corporation. It is the parent organization of, Ascension Health, a health system consisting primarily of non-profit corporations that own and operate local health care facilities.

1.3

Ascension Health Resource and Supply Management Group, LLC. Ascension Health Resource and Supply Management Group, LLC is a Missouri limited liability company that has operational responsibility for supply chain management of Ascension Health Alliance and the Participants. Its sole member is Ascension Health Alliance.

1.4	Data. Data shall mean [***].

1.5	Designated Site. Designated Site means a specific Licensee location(s) set forth on the Order Form where Licensee may install and use the Products.

1.6	Documentation. Documentation shall mean [***].

1.7	Error. Error shall mean any failure of the Products to conform to the Documentation.

1.8

Error Correction. Error Correction shall mean either a modification or addition to the Products that, when made or added to the Products, corrects an Error including, without limitation, bug fixes, patches, workarounds and maintenance releases.

1.9	Enhancement. Enhancement shall mean [***].

1.10

Hardware. Hardware means all equipment (including PhreesiaPads) as well as accompanying wireless routers and charging stations provided by Licensor listed on an Order Form and provided by Licensor hereunder.

1.11

Intellectual Property. Intellectual Property means trade secrets, copyrightable subject matter, patents, und patent applications and other proprietary information, activities, and any ideas, concepts, innovations, inventions and designs.

1.12	Licensee. Licensee shall mean The Resource Group and/or Participants, as applicable in each instance, who enter into an Order Form with Licensor for Products or Services.

1.13	Participant. Any health ministry hospital or medical facility in the Ascension Health system that has entered into a written Participant Agreement with The Resource Group.

1.14	Participant Agreement. Participant Agreement means a written agreement between an entity and The Resource Group entered into for the purpose of allowing the entity to participate in this Agreement.

1.15

Personnel. Personnel shall mean Licensor’s employees, agents, contractors (and subcontractors), subsidiaries, affiliates or any person directly or indirectly, controlled by, controlling or under common control with Licensor.

1.16	PhreesiaPad. PhreesiaPad means Licensor’s proprietary touch screen wireless device, used at a Designated Site, which allow Licensee’s patients to check in for such patient’s medical visit.

1.17	Product(s). Product(s) shall mean any Software, Hardware or other deliverable pursuant to this Agreement, including the PhreesiaPad.

1.18	Services. Services shall mean any maintenance, training service, support and hosting service provided by Licensor to Licensee as identified in an Order Form in the form of Exhibit A.

1.19

Software. Software shall mean: (a) any computer program, programming or modules specified in each Order Form; (b) Documentation; (c) Updates; and (d) Enhancements; if and to the extent provided by Licensor under this Agreement.

1.20

Updates. Updates shall mean an update or revision to Software that Licensor generally makes available to its customers of the Software at no additional charge. Subject to the terms and conditions hereof, Updates may include, for example, the following:

1.20.1	[***];

1.20.2	[***];

1.20.3	[***];

1.20.4	[***];

1.20.5	[***];

1.20.6	[***].

1.20.7	[***].

2.

Participants. Before any entity, other than The Resource Group, is eligible to purchase Products or Services pursuant to the terms of this Agreement, the entity must qualify as a Participant. A list of Participants is available at: http://www.ascensionhealth.org/communication/vendorparticipants.xls, as may be updated from time to time. [***]. Licensor shall [***] any change The Resource Group makes with regard to Participants that complies with the criteria set forth above.

2.1

Termination of Existing Contracts. Any Participant desiring to avail itself of the benefits of this Agreement may, [***] terminate any existing contract(s) or other arrangements) with Licensor (“Existing Agreement”) tor the purpose of participating in the group purchasing arrangement set forth in this Agreement. [***] In the event a Participant elects to avail itself of the benefits of this Agreement, the Participant shall provide [***] to Licensor of its intent to access the terms and conditions and pricing of this Agreement for the remainder of the Existing Agreement’s term and the terms and conditions and pricing hereunder shall apply. [***].

2.2

Several Liability. Licensor recognizes that Ascension Health Alliance, The Resource Group, Ascension Health, each Participant and each subsidiary and affiliate entity thereof are separate legal entities. Except to the extent expressly stated in this Agreement, none of the liabilities of a Participant shall be treated as a joint liability of Ascension Health Alliance, The Resource Group or Ascension Health, any other Participant, or any affiliate entity of Ascension Health Alliance, The Resource Group or Ascension Health. [***].

3.

Order Forms. From time to time during the Perm of this Agreement, Licensee may request Licensor to provide Licensee with certain Products, Services or license certain software to Licensee, and Licensor may provide such Products, Services or grant such license subject to the terms and conditions of this Agreement. Any license granted shall not be effective until: (a) the parties have executed a written agreement (each an “Order Form”, the form of which is attached hereto as Exhibit A); and (b) Licensee has issued a purchase order (“P.O.”) to Licensor with respect to the Order Form. Each Order Form must be signed by Licensee and Licensor and contain, at a minimum: (w) a description of the Products and Services to be sold or licensed to Licensee or the Software to be licensed; (x) the time period in which such licenses are to be in effect; (y) the Fees; and (z) any other duties and fees associated with such purchase or license. The parties acknowledge and agree that this Agreement shall apply in respect of any such Order Form unless this Agreement is expressly excluded from such Order Form by a written instrument signed by Licensee and Licensor. Each Order Form executed shall constitute a separate agreement that is subject to the terms and conditions of this Agreement and shall be binding, when duly executed by each of the parties hereto, upon such parties and their respective successors, legal representatives and permitted assigns. Neither party shall be required to enter into any Order Form.

4.	License.

4.1

Grant. Licensor hereby grants to Licensee, and Licensee hereby accepts a non-exclusive, non-transferable, license to use and access the Software (on a remote hosted basis where the Software will be hosted by Licensor) during the Term of the Licensee’s applicable Order Form solely for Licensee’s internal business use. The license granted hereunder shall apply to Licensee wherever situated, and Software may be used by Licensee and its officers, contactors and employees engaged in work on behalf of Licensee at the Designated Sites.

4.2

Limitations. Except as provided in this Agreement or as otherwise authorized by Licensor, Licensee has no right to: (a) decompile, reverse engineer, disassemble, print, copy or display the Software or otherwise reduce the Software to a human perceivable form in whole or in part; (b) publish, release, rent, lease, loan, sell, distribute or transfer the Software to another person or entity; (c) reproduce the Software for the use or benefit of anyone other than Licensee; (d) alter, modify or create derivative works based upon the Software either in whole or in part; or (e) use or permit the use of the Software for commercial time-sharing arrangements or providing service bureau, data processing, rental, or other services to any third party, provided, however, [***]. Licenses granted under the provisions of this Agreement do not constitute a sale of the Software. Licensor retains title to and ownership of the Software.

4.3

Work Product. The parties do not contemplate the development of any custom deliverables by Licensor for Licensee hereunder. In the event Licensee requests the development of custom deliverables in the future, Licensor and Licensee will agree to terms regarding ownership at that time, which may be set forth in an Order Form executed by the parties.

4.4

Hardware. Licensee shall take [***] efforts to protect the Products from damage and theft and upon termination of the applicable Order Form Licensee shall return the Products to Licensor in good working condition (reasonable wear and tear excepted) in accordance with Section 14.5. Licensee shall [***] notify Licensor in the event any Products have been stolen, lost or damaged. Licensee shall not remove any proprietary labels or notices on the Products or remove the Products from the Designated Sites [***]. The Products are owned by Licensor or its licensors and are licensed (and not sold) to Licensee. Amount of PhreesiaPad distribution to each Participant will be [***] controlled by Licensor in consultation with the Licensee. If Licensee requires additional PhreesiaPads beyond that recommended by Licensor or to accommodate a non-standard configuration, then Licensor and Licensee may enter into an additional Order Form. Upon request by Licensor, Licensee agrees to return PhreesiaPads that are not being utilized by a Licensee. Licensee agrees to be responsible for the applicable freight charges for any PhreesiaPads returned pursuant to this Section.

5.	Use of Products.

5.1

Generally. Licensee shall use the Products for patient check-in purposes only and for other purposes expressly set forth in the applicable Documentation. Licensee is responsible at its sole cost and expense for maintaining a high speed internet connection required to use the Products and the Software as set forth under the Customer Requirements section of the applicable Order Form. Licensor shall not be responsible for any errors or inaccuracies in any data, information or content entered into the Products by Licensee, or any of Licensee’s employees, contractors or patients. Licensee shall not directly or indirectly use the Products (including, without limitation, the Software) to: (a) upload or otherwise transmit any content that is unlawful, threatening, abusive, harassing, tortious, defamatory, vulgar, obscene, libelous, invasive of another’s privacy, hateful, or racially, ethnically or otherwise objectionable or that infringes any trademark, trade secret, copyright or other proprietary or intellectual property rights of any person; or (b) upload or otherwise transmit any material that contains software viruses or any other computer code, files or programs designed to interrupt, destroy or limit the functionality of the Products.

5.2

Product Configuration. During the Set-up process indicated on the Order Form (or an Exhibit thereto) Licensor will make reasonable efforts to configure the Product to meet the needs of the Licensee, Licensor [***].

5.3

Data Storage. Licensee acknowledges and agrees that all information, content and data entered into the Products by Licensee or its employees, contractors or patients will be securely stored by Licensor at designated data centers in accordance with HIPAA and all other applicable laws. Licensor agrees to use physical and technical security measures to protect patient data, including, but not limited to, encrypted data connections to designated data centers, encrypted data storage, firewalls, and electronic surveillance of designated data centers.

5.4

Data Use. Licensee acknowledges and agrees that all information, content and data entered into the Products by Licensee or its employees, contractors or patients may be used by Licensor solely in accordance with the terms and conditions of this Agreement and the Business Associate Agreement attached hereto. Licensee further acknowledges and agrees that, Licensor shall have the right, to the extent requested or directed by Licensee, to direct messages to Licensee’s patients by email, texting, letter or other means including for post visit reminders, copay receipts, portal enrollments, surveys, links to mobile and other requested communications.

5.5

Medical Decisions. Notwithstanding anything in this Agreement to the contrary, Licensee acknowledges and agrees that Licensor is not engaged in the practice of medicine, and is not determining appropriate medical use of any of the Products and Services that are, or may be, offered pursuant to this Agreement or resulting from any content displayed on the Products. Medical treatment and diagnostic decisions, including those arising from the results of any patient interview, are the responsibility of Licensee and its professional healthcare providers.

6.	Acceptance Testing. Acceptance testing, if applicable, will be set forth in the applicable Order Form.

7.	Fees, Invoices and Payments.

7.1

Fees. In consideration of the rights granted, Licensee agrees, subject to the terms and conditions in this Agreement and the applicable Order Form, to pay Licensor the tees to license the Hardware, license the Software and receive the Services as set forth in the particular Order Form(s) (“Fees”).

7.2	[***].

7.3	Rates. Unless otherwise provided elsewhere in the Agreement, prices are stated in U.S. dollars [***].

7.4	Charges. Licensee will determine the applicability of charges by the following criteria: [***].

7.5	Invoices.

7.5.1	Invoices shall be delivered to Licensee at the address indicated on the applicable Order Form.

7.5.2

Licensor acknowledges that Licensee requires the correct, applicable P.O. number to be included on all invoices and that such invoice match the P.O. line data in order to authorize payment therefore. [***].

7.5.3	Each invoice submitted by Licensor will provide supporting detail for the Fees, and any other products or services provided by Licensor invoiced, including: [***].

7.5.4	Licensor will invoice Licensee in a timely manner not to exceed [***] after the date the payment obligation is incurred for the Products or Services. [***].

7.5.5

Undisputed invoiced amounts shall be paid by Licensee within [***] after the date the invoice is received by Licensee. In the event that Licensee, in good faith, disputes the validity of any amount in any invoice, Licensee shall communicate to Licensor the nature of the dispute within [***] after the date the invoice is received by Licensee.

7.5.6

In the event that Licensor submits an incorrect invoice. Licensee will notify Licensor [***]. Furthermore, in the event Licensee disputes the amounts specified on any invoice received from Licensor, Licensor agrees that it shall [***] enter into [***] negotiations to resolve any discrepancy or misunderstanding associated with such amounts. [***].

7.6	Tax-Exemption. Fees exclude sales, use, excise and similar taxes (which shall be Licensee’s obligation to pay). [***].

7.7

Travel Expenses. Licensee shall pay to Licensor all undisputed invoiced amounts for reimbursement of reasonable and necessary out-of-pocket expenses actually incurred by Licensor that have been pre-approved in writing (or email) by Licensee in connection with the Services, provided that: [***].

8.

Administrative Fees. From the Effective Date through the term of this Agreement, Licensor expressly agrees that it will remit to The Resource Group, within [***] a Contract Administrative Pee, as defined herein, equal to [***] of the fees that Participants paid to Licensor under this Agreement during [***]. Licensor shall provide to The Resource Group [***].

Example of payment term: [***].

Administrative Fee Payment. Licensor must send all Contract Administrative Fee payments by either Electronic Funds Transfer or by check as follows:

[***]

Checks:

Ascension Health Resource and Supply Management Group, LLC

[***]

A remittance advice must accompany each payment and must include the following information:

•	The Resource Group Agreement number;

•	The amount of the total payment of the Contract Administrative Fee allocated to the Agreement;

•	The period for which the Contract Administrative Fee payment is being made; and

•	Licensor name as it appears on the Agreement.

Reporting Fees Paid to Licensor Data and Pricing Data. Accompanying each Contract Administrative Fee payment, Licensor must provide The Resource Group with a sales data report, [***].

9.

Infringement Indemnity. If a third party claim is made or an action brought alleging that the Products infringe a U.S. patent, or any copyright, trademark, trade secret or other proprietary right, Licensor shall indemnify, hold harmless and defend The Resource Group, Ascension Health, Ascension Health Alliance, Participants and their officers, directors, trustees, sponsors, employees, or agents (each an “Indemnitee” and collectively, the “Indemnitees”) against such claim [***].

10.

General Indemnity. Licensor will indemnify, hold harmless and defend Indemnitees from and against any and all third party claims, suits or actions and all resulting losses, damages and expenses (including reasonable attorneys’ and expert fees), (“Claims”), resulting from the [***] pursuant to this Agreement, whether carried out by Licensor’s employees, agents, or subcontractors. [***].

11.	Loss of Data. Licensor shall [***].

12.

Representations and Warranties. The parties acknowledge that Licensor’s willingness and ability to provide Products and Services of the quality and at the levels specified herein are the essence of this Agreement. Accordingly, the following provisions shall apply to all Products and/or Services furnished by Licensor hereunder:

12.1

Title. Licensor warrants and represents that: (i) it has and shall continue to have for the Term of this Agreement, the right to grant to Licensee the license to use the Products as set forth in this Agreement without, to its knowledge, violating the rights of any third party; and (ii) there is no actual or, to its knowledge, threatened suit by any third party based on an alleged violation of such right by Licensor. To the extent Licensor incorporates third party rights into the Products, Licensor warrants and represents that it has obtained the rights from those third parties necessary to vest in or grant to Licensee the various license rights necessary under this Agreement. Licensor further agrees that it shall notify Licensee, in writing, of any regulatory issues, arbitration, or litigation, pending or active, that may adversely affect Licensor’s performance or ability to perform under this Agreement or any Order Form, promptly upon learning of same, [***].

12.2

Documentation. Any Documentation furnished as part of Product(s) hereunder will be in form and substance [***]. If at any time such original Documentation is revised or supplemented by additional Documentation, thereupon Licensor shall deliver to Licensee copies of such revised or additional Documentation at no charge in quantity equivalent to the quantity of such original Documentation then in Licensee’s possession. Licensee shall have the right to reproduce all Documentation supplied hereunder provided such reproduction shall be solely for the internal use of Licensee and provided further that Licensee replicates all copyright and other proprietary notices contained on the Documentation.

12.3

Compatibility. Licensor warrants that the Software will be compatible with the Licensor’s technical environment recommendations, including hardware, operating system(s), software application(s), and networks specified by Licensor in the Order Form or in the Documentation.

12.4

Performance. Licensor represents and warrants to Licensee that the Products upon delivery will be the latest commercially available releases, and that future release and engineering changes to the Software or its components will not materially degrade performance or remove any material functionality. Licensor warrants and represents that the Products will perform, in all material respects, in accordance with all Documentation provided by Licensor during the term set forth on the Order Schedule. The Documentation provided on or before the Effective Date shall represent the [***] of the Products. [***].

12.5

Illicit Code. Licensor warrants and represents that it will use [***] to ensure that: (i) unless authorized in writing by Licensee; or (ii) necessary to perform valid duties under this Agreement, any Products made available to Licensee by Licensor for use by Licensor or Licensee shall: (a) contain no hidden files; (b) not replicate, transmit or activate itself without control of a person operating computing equipment on which it resides; (c) not alter, damage, or erase any data or computer programs without control of a person operating the computing equipment on which it resides; or (d) contain no key, node lock, time out or other function, whether implemented by electronic, mechanical or other means, which restricts or may restrict use or access to any programs or data developed under this Agreement, based on residency on a specific hardware configuration, frequency or duration of use, or other limiting criteria (“Illicit Code”). [***].

12.6

Date and Time. Licensor warrants and represents that the occurrence in or use by the Products of any dates or times (“Temporal Elements”), including without limitation any date with a year specified as “99” or “00” regardless of other meanings attached to these values, any date before, on, or after January 1, 2000, and any time change related to daylight savings time or changes in time zones will not adversely affect its performance with respect to date and time-dependent data, computations, output, or other functions (including, without limitation, calculating, comparing, and sequencing) and that the Products will create, store, process, and output information related to or including Temporal Elements without errors or omissions and at no additional cost to Licensee. At Licensee’s request, Licensor will provide [***].

12.7

Due Authority. Each party’s execution, delivery and performance of this Agreement and each agreement or instrument contemplated by this Agreement has been duly authorized by all necessary corporate action. This Agreement and each agreement or instrument contemplated by this Agreement, when executed and delivered by each party in accordance with the terms of this Agreement, will be the legal, valid, and binding obligation of such party, in each case enforceable in accordance with its terms, except as such enforceability may be limited by applicable bankruptcy, insolvency, moratorium, reorganization, or similar laws then in effect that govern the enforcement of creditors’ rights generally. All persons who have executed this Agreement on behalf of a party, or who will execute any agreement or instrument contemplated by this Agreement on behalf of a party, have been duly authorized to do so by all necessary corporate action,

12.8

Warranty of Services. Licensor warrants and represents that Services performed by Licensor or its Personnel shall be performed in a professional manner, consistent with the standard practices in the industry and in a diligent, workmanlike, and expeditious manner. Licensor acknowledges that [***] for all Services provided hereunder. [***].

12.9

Continuous Representations and Warranties. Except as otherwise specifically set forth in this Agreement; all representations and warranties made by Licensor in this Agreement shall be deemed first made on the date hereof (and as an inducement to Licensee’s execution and delivery of this Agreement) and they shall run continuously thereafter.

12.10

Disclaimers. EXCEPT AS EXPRESSLY SET FORTH IN THIS SECTION 12, THE PRODUCTS AND SERVICES ARE PROVIDED ON AN “AS IS” “WHERE IS” BASIS WITHOUT WARRANTY OF ANY KIND. EXCEPT FOR THE EXPRESS WARRANTIES MADE ABOVE IN THIS SECTION 12, LICENSOR MAKES NO OTHER WARRANTIES AND HEREBY DISCLAIMS ALL OTHER WARRANTIES, EXPRESS OR IMPLIED, INCLUDING WITHOUT LIMITATION, WARRANTIES OF MERCHANTABILITY, FITNESS FOR A PARTICULAR PURPOSE, OR NONINFRINGEMENT OF THIRD PARTIES RIGHTS.

12.11

CLINICAL DISCLAIMER. LICENSEE ACKNOWLEDGES AND AGREES THAT ANY CONTENT OR OTHER INFORMATION CONTAINED IN OR MADE AVAILABLE VIA THE PRODUCTS SHOULD BE REVIEWED BY A QUALIFIED PHYSICIAN PRIOR TO USE AND IS NOT INTENDED AS A SUBSTITUTE FOR, THE KNOWLEDGE, EXPERTISE, SKILL AND JUDGMENT OF MEDICAL PROFESSIONALS IN MAKING DECISIONS WITH RESPECT TO HEALTHCARE. LICENSEE IS RESPONSIBLE FOR VERIFYING ALL INFORMATION BEFORE APPLYING IT TO THE CLINICAL SETTING.

13.	Services.

13.1

Maintenance. Unless otherwise provided in the Order Form, Licensor agrees to provide Licensee with: (a) during the Term of the Order Form all Updates to the Software (but not Enhancements) and (b) the maintenance and support services as identified in the applicable Order Form for the Term of the Order Form.

13.2	Service Levels. Licensor will provide Services in accordance with the Service Level Agreement attached hereto as Exhibit F.

13.3

Support. Licensor will provide support to Licensee in the following manner: During the Term of the applicable Order Form, Licensor will provide Licensee with technical support services which consist of: (i) assistance related to questions on the installation and operational use of the Product; (ii) assistance in identifying and verifying the causes of suspected errors in the Product; and (iii) providing workarounds for identified Product errors or malfunctions, where reasonably available to Licensor. Licensee shall designate a reasonable number of individuals to act as support liaisons to utilize the technical support services and will ensure that such persons will be properly trained in the operation and usage of the Product. Licensor will have the right to elect not to provide technical support services other than to those designated support liaisons. Licensee agrees to promptly implement all Updates provided by Licensor under this Agreement. Licensee may contact Licensor’s Customer Support directly between the hours of 8:00 a.m. and 8:00 p.m., EST, Monday through Friday and on Saturday from 9:00 a.m. to 5:00 p.m., excluding Licensor holidays. Any changes to Customer Support hours will be posted by Licensor on its website: www.phreesia.com.

13.4	Hosting. Licensor will provide Hosting Services to Licensee as set forth in Exhibit H.

14.	Term and Termination.

14.1

General. The term of this Agreement (“Term”) shall commence on the Effective Date and shall continue until the last day of that month which is three (3) years after the month in which the Effective Date falls; subject, however, to earlier termination as provided herein; provided, however, that the expiration of the Term shall not affect the term of any Order Form then in effect which shall otherwise continue according to its terms and subject to the provisions hereof. [***].

14.2

Either The Resource Group or Licensor may terminate this Agreement for an [***] by the other party. Either Licensee or Licensor may terminate an Order Form for [***] by the other party. The non-breaching party must provide written notice to the breaching party of such breach. The breaching party may attempt to cure such breach during the [***] period following notice. If the breaching party fails to cure the breach within the [***] after notice, the non-breaching party may immediately terminate the Agreement or the applicable Order Form. Termination of an Order Form due to a breach by Licensor or Licensee will not affect any other Order Form between Licensor and Licensee or any other Order Form hereunder.

14.3

The Resource Group may terminate this Agreement without cause within [***] prior written notice to Licensor; provided, however, that the termination of this Agreement shall not affect the term of any Order Form then in effect which shall otherwise continue according to its terms and subject to the provisions hereof. In the event a notice of termination is given pursuant to this Section 14.3, this Agreement shall terminate [***] after the date such notice is given.

14.4

Licensee may terminate an Order Form without cause within [***] prior written notice to Licensor. In the event a notice of termination is given pursuant to this Section 14.34, the Order Form shall terminate [***] after the date such notice is given. [***].

14.5

[***]. Upon termination of an Order Form as set forth in this Section 14, Licensee agrees to discontinue use of the Products and return Products to Licensor within the time period set forth in the Order Form or if no time period is set forth therein, within [***] of the effective date of the termination.

15.

Employee Conduct. Licensor acknowledges Ascension Health Alliance’s, The Resource Group’s, Ascension Health’s and a Participant’s obligations to comply with certain laws and regulations as well as the need for Licensor’s employees and agents to comply with reasonable requests, standard rides, and regulations of Ascension Health Alliance, The Resource Group, Ascension Health and/or a Participant regarding personal and professional conduct (including the use of an identification badge or personal protective equipment and the adherence to health care facility laws or regulations, including in some instances, criminal background checks, credit checks, health screening, vaccinations and testing, and general safety practices or procedures) generally applicable to such facilities. Licensor shall provide Ascension Health Alliance, The Resource Group, Ascension Health and a Participant with reasonable assistance in ensuring Licensor employee and agent compliance with (i) laws and regulations affecting Ascension Health Alliance’s, The Resource Group’s, Ascension Health’s or a Participant’s facility and (ii) Ascension Health Alliance’s, The Resource Group’s, Ascension Health’s and a Participant’s facility rales and regulations provided to Licensor in writing in advance. [***]. To the extent Licensor’s employee or permitted subcontractor has access to Protected Health Information as such is defined in the Health Insurance Portability and Accountability Act of 1996, as amended (“HIPAA”), Licensor warrants that it has educated such employee or permitted subcontractor on the obligation imposed by applicable law and the requirements of any applicable business associate agreement. [***]. Further, Licensor shall be fully responsible for all acts and omissions of any employee and subcontractor used by Licensor. Licensee may, in its reasonable discretion, require Licensor to replace any personnel of Licensor, including any employee or permitted subcontractor personnel, if such personnel does not perform satisfactorily, does not comply with Licensee’s security requirements or other rules and regulations applicable to the conduct of Licensee employees or contractors, or for other good cause.

16.

Remote Access. Remote access to Licensee’s systems for Services and for any other purpose allowed by this Agreement is subject to compliance with Licensee’s remote access and other security requirements provided to Licensor in writing in advance. Licensor’s access may require prior certification by each Licensee that Licensor complies with Licensee’s security policies and standards. Licensee may reasonably modify these security requirements upon written notice to Licensee and Licensor must comply with the most recent version of the Licensee’s security requirements. Licensor must ensure that each of its personnel having access to any part of Licensee’s computer system: (i) is assigned a separate log-in ID by Licensee and uses only that ID when logging on to Licensee’s system; (ii) logs-off Licensee’s system immediately upon completion of each session of service; (iii) does not allow other individuals to access Licensee’s computer system; and (iv) keeps strictly confidential the log-in ID and all other information that enables access. Licensor must promptly notify Licensee upon termination of employment or reassignment of any of its personnel with access to Licensee’s computer system. If Licensee revises the requirements for access to its computer system, then Licensee must notify Licensor of the changed or additional requirements and Licensor must comply with them as a prerequisite to further access.

17.	Trademark and Publicity.

17.1	As a material obligation of this Agreement, Licensor agrees that it shall not, without prior written consent of the applicable party’s Office of the Genera! Counsel in each instance: [***].

17.2	[***].

18.

Confidentiality, Proprietary Nature of Information. Licensor agrees that it shall not disclose or verify to any third party any The Resource Group, a Participant, Ascension Health, or Ascension Health Alliance Data which it learned or had access to during the course of its performance of this Agreement, without the prior written consent of such party. This obligation shall survive the cancellation or other termination of this Agreement. The parties agree that any information furnished to one by the other that is marked “confidential” or “proprietary” or which consists of or relates to patient information, a party’s initiatives, business plans or intellectual property, and employee and medical staff information, constitutes the sole and exclusive proprietary information of the providing party (“Confidential Information”). “Confidential Information” shall also include any information concerning a disclosing party (whether prepared by a disclosing party or its representatives or otherwise and irrespective of the form of communication (i.e., whether written or oral)) which is furnished to a receiving party or to its representatives now or in the future by or on behalf of a disclosing party, including, without limitation, any business, technical (including, but not limited to, patented or patent-pending information), marketing, financial, patient, The Resource Group, a Participant, Ascension Health, Ascension Health Alliance, vendor, employee, manufacturing, marketing, sales, research and development, or other information which is communicated by or on behalf of a disclosing party to a receiving party orally, in writing or other physical form. “Confidential Information” shall also be deemed to include the existence of and content of this Agreement, as well as any notes, analyses, compilations, studies, forecasts, interpretations or other documents prepared by a receiving party or its representatives that contain, in whole or in part, the information furnished to such receiving party or its representatives pursuant hereto. Confidential Information shall also be deemed to include [***]. Each party agrees: (i) not to disclose any such Confidential Information (other than to its employees and contractors with a need to know); (ii) not to use any such Confidential Information for the benefit of itself or any other person or entity except as expressly provided in this Agreement; (iii) to keep all Confidential Information in strict confidence; and (iv) to safeguard all Confidential Information with reasonable security measures at least equivalent to the measures that it uses to safeguard its own proprietary or Confidential Information. All Confidential Information obtained by the receiving party is the exclusive property of disclosing party and the receiving party agrees to promptly return all Confidential Information including any copies, notes or summaries made thereof which the receiving party may have made, may have access to, or may receive or possess to the disclosing party upon the earlier of a request by the disclosing party or the completion of the discussions and/or business relationship. The receiving party shall not retain any copies or summaries of the Confidential Information unless expressly approved in writing by disclosing party.

19.

Geographic Limitations on Data. Licensor warrants and represents that in its provision of Products to Licensee, Licensor will limit the flow of Protected Health Information as such is defined in HIPAA and Confidential Information to the geographic limits of the United States of America and Canada. [***].

20.

Data Breach. In the event of an unauthorized use or disclosure by Licensor, its employees, agents or subcontractors of individually identifiable information held by Licensee (“Personal Information”), Licensor shall take the following action with respect to such unauthorized use or disclosure: [***].

21.

Ownership of Data. Licensor acknowledges that it [***]. Except as otherwise set forth in this Agreement, Licensor acknowledges that it may not use any of Licensee’s Data, even if it is in “cleansed” or “deidentified” form, for any purpose other than to fulfill its contractual obligations to Licensee and, if applicable, for other purposes that have been agreed to by Licensee in the HIPAA Business Associate Addendum attached hereto.

22.

Insurance. Throughout the term of this Agreement and for a period of at least [***] for any insurance written on a claims-made form, Licensor shall maintain [***], the insurance coverages described below. Licensor shall obtain or otherwise arrange for appropriate levels of insurance coverage for all subcontractors providing Services that shall also comply with the insurance requirements as set forth below:

(a)	commercial general liability insurance, including products/completed operations, personal and advertising injury coverage, in a form substantially equivalent to [***];

(b)	commercial automobile liability insurance covering use of all owned, non-owned and hired automobiles with a minimum combined single limit [***] for bodily injury and property damage liability;

(c)

worker’s compensation insurance and employer’s liability insurance or any alternative plan or coverage as permitted or required by applicable law, with a minimum employer’s liability limit of [***], each employee for disease, and policy limit for disease;

(d)	umbrella/excess liability insurance, with underlying coverage in subsections (i) through (iii) above, [***];

(e)

computer processor/computer Licensor professional liability insurance (Technology Errors and Omissions) covering the liability for financial loss due to error, omission or negligence of Licensor, [***];

(f)

Privacy and Network Security (“cyber”) insurance covering loss arising out of or in connection with loss or disclosure of confidential information or confidential medical information, in a minimum amount [***]; and

(g)

third-party fidelity/crime coverage, including blanket employee dishonesty and computer fraud insurance, for loss arising out of or in connection with fraudulent or dishonest acts committed by the employees of Licensor, acting alone or in collusion with others, [***].

22.2

The required limits may be satisfied by a combination of primary and excess policies. In the event Licensor is unwilling or unable to indemnify Licensee and coverage is denied or reimbursement of a properly presented claim is disputed by the carrier for insurance described above, upon written request, [***]. The terms of this Section shall not be deemed to limit the liability of Licensor hereunder, or to limit any rights Licensee may have including, without limitation, rights of indemnity or contribution. If, for any reason, any of the required insurance is cancelled or non-renewed, notice shall be delivered in accordance with policy provisions, and Licensor shall promptly deliver such notice to Licensee. [***].

22.3	Any general liability, automobile liability and excess liability insurance policies Licensor is required to carry pursuant to this Section 22 shall: [***].

23.	[***]

24.

Documentation to Support Provision of the Product. For a period of [***] Licensor shall maintain complete and accurate accounting records in a form in accordance with generally accepted accounting principles (including, but not limited to, detailed time and expense records), to substantiate Licensor’s charges and expenses. Licensor’s provision of access to information shall be without charge.

25.	Government Requirements.

25.1

Omnibus Reconciliation Act of 1980. To the extent that Section 952 of the Omnibus Reconciliation Act of 1980 (the “Act”) and the regulations promulgated thereunder are applicable to this Agreement, Licensor and the organizations related to it, if any, performing any of the duties pursuant to this Agreement [***], comply with requests by the Comptroller General, the Secretary of the Department of Health and Human Services, and their duly authorized representatives for access (in accordance with Section 952 of the Act) to any contract or agreement between Licensor and Ascension Health Alliance, The Resource Group, Ascension Health or a Participant for Services and to any contract or agreement between Licensor and such related organizations, as well as the books, documents and records of Licensor and its related organizations, if any, which are necessary to verify the cost of the Services provided. Licensor shall promptly advise Ascension Health Alliance, The Resource Group, Ascension Health or a Participant of such request, and shall promptly provide to Ascension Health, and Ascension Health Alliance copies of any documents so provided. Neither party shall be deemed to have waived any attorney-client or work-product privilege by virtue of this Section.

25.2

Compliance with Laws. The Products shall comply with applicable law. On its own initiative and at the request of Ascension Health Alliance, The Resource Group, Ascension Health or a Participant, Licensor shall provide The Resource Group, a Participant, Ascension Health, or Ascension Health Alliance with updates or new versions to make the Products comply with all generally applicable, federally mandated, regulatory changes and state mandated changes [***]. Any such Products supplied pursuant to this Section shall be subject to the terms, conditions and obligations of this Agreement. The parties intend that this Agreement comply at all times with all existing and future applicable laws, including state and federal anti-kickback laws, the Medicare/Medicaid Anti-Fraud and Abuse Statutes, the restrictions on Ascension Health Alliance, The Resource Group, Ascension Health or a Participant by virtue of its tax-exempt status and the federal law relating to physician referrals. If at any lime, as the result of the enactment of a new statute, the issuance of regulations, or otherwise, either party receives a written opinion of counsel that there is a substantial risk that [***] then the parties shall use good faith efforts to reform this Agreement in such a manner so that it complies with applicable law or does not preclude Ascension Health Alliance, The Resource Group, Ascension Health or a Participant from billing a third party payor, as applicable. [***].

25.3

Regulatory Changes. The Products and Services shall comply with law, and all operations and functions of the Products and Services shall be consistent with legal, regulatory and accreditation requirements, [***]. Any such Products or Services supplied pursuant to this Section shall be subject to the terms, conditions and obligations of this Agreement.

25.4

Exclusion from Federal Healthcare Programs. Licensor represents and warrants that neither it, nor any of its employees or other contracted staff (collectively referred to in this paragraph as “employees”) has been or is about to be excluded from participation in any Federal Health Care Program (as defined herein). [***] The listing of Licensor or any of its employees on the Office of Inspector General’s exclusion list (OIG website), the General Services Administration’s Lists of Parties Excluded from Federal Procurement and Nonprocurement Programs (GSA website) for excluded individuals or entities, any state Medicaid exclusion list, or the Office of Foreign Assets Control’s (OFAC’s) blocked list shall constitute “exclusion” for purposes of this paragraph. [***]. For the purpose of this paragraph, the term “Federal Health Care Program” means the Medicare program, the Medicaid program, TRICARE, any health care program of the Department of Veterans Affairs, the Maternal and Child Health Services Block Grant program, any state social services block grant program, any .state children’s health insurance program, or any similar program.

25.5

Business Associate Addendum. Licensor agrees to the terms of the HIPAA Business Associate Addendum attached hereto as Exhibit B and further agrees to execute any amendments thereto reasonably requested by Ascension Health Alliance, The Resource Group, Ascension Health or a Participant to meet Licensee’s regulatory obligations.

25.6

Discounts and/or Free Products. Licensor shall assist The Resource Group, a Participant, Ascension Health, or Ascension Health Alliance in complying with the reporting requirements of 42 C.F.R. § 1001.952(h), regarding “safe harbor”

protection for discounts under the Anti-kickback Statute. Licensor shall disclose to The Resource Group, a Participant, Ascension Health, or Ascension Health Alliance in this Agreement and on each invoice, or as otherwise agreed in writing, the amount of any discount or rebate. The statement shall inform The Resource Group, a Participant, Ascension Health, or Ascension Health Alliance, as appropriate, in a clear and simple manner of the amount of any discount or rebate so as to enable The Resource Group, a Participant, Ascension Health, or Ascension Health Alliance to satisfy its obligations to report such discount or rebate to Medicare.

25.7

Group Purchasing Organization. The Resource Group (a) is a “group purchasing organization” dial is structured to comply with the requirements of the “GPO safe harbor” regulations regarding payments to group purchasing organizations set forth in 42 C.F.R. § 1001.952(j), except with respect to the requirement that the group of individuals or entities that the group purchasing organization is authorized to act as a purchasing agent for, be neither wholly-owned by the group purchasing organization nor subsidiaries of a parent corporation that wholly owns the group purchasing organization; (b) obtained a favorable Advisory Opinion from the Department of Health and Human Services Office of the Inspector General issued March 8, 2012 (OIG Advisory Opinion No. 12-01), with respect to the structure and operation of The Resource Group (subsections (a) and (b) referred to collectively as the “GPO Safe Harbor”); and [***]. The Resource Group agrees that if and as required by relevant regulations (as they may be amended from time to time), it will disclose in writing to each Participant which is a provider of services as defined in section 1861(u) of the Social Security Act (or to each Participant facility, if the Participant has more than one facility) at least annually, and upon request, to the U.S. Secretary of Health and Human Services, the actual amount The Resource Group has received from Licensor with respect to purchases made by or on account of the Participant. [***]. The Resource Group makes no representations that the Contract Administrative Fees meet the definition of “bona fide service fees” as defined in 42 C.F.R. § 414.802 or as may be used in other regulations containing similar price reporting requirements.

26.

Corporate Responsibility. The Resource Group, a Participant, Ascension Health, and Ascension Health Alliance have a Corporate Responsibility Program (“Program”) which has as its goal to ensure that The Resource Group, a Participant, Ascension Health, and Ascension Health Alliance comply with federal, state and local laws and regulations. The Program focuses on risk management, the promotion of good corporate citizenship, including the commitment to uphold a high standard of ethical and legal business practices, and the prevention of misconduct. Licensor acknowledges The Resource Group’s, a Participant’s, Ascension Health’s, Ascension Health Alliance’s commitment to the Program and agrees to conduct all Services and business transactions which occur pursuant to this Agreement in accordance with the underlying philosophy of the Program. Licensor shall ensure that its personnel comply and cooperate with, and participate in, the Program as applicable to the performance of Services and business transactions under this Agreement.

27.

Independent Contractor. Licensor and Licensee are independent contractors in all relationships and actions under and contemplated by this Agreement. Except as expressly set forth herein, this Agreement shall not be construed to create any employment, partnership, joint venture, or agency relationship between the parties or to authorize Licensor to enter into any commitment or agreement binding Licensee, including, but not limited to, the offering or extension by Licensor of any representation, warranty, guarantee, or other commitment on behalf of Licensee.

28.	[***].

29.	Miscellaneous.

29.1

Notices. All notices required or contemplated by this Agreement shall be in writing. Any notice to be given or served hereunder, by either party shall be deemed given and received hereunder when delivered personally or five (5) days after being mailed certified mail, postage prepaid, and addressed as follows, or to such other address as each party may designate in writing:

Notices from Licensor to The Resource Group shall be delivered or mailed to The Resource Group at:

[***]

Notices from The Resource Group or Licensee to Licensor shall be delivered or mailed to Licensor at:

[***]

Notice to Licensee shall be sent to the address identified in the applicable Order Form.

29.2

Entire Agreement. This Agreement, together with any Order Form, exhibits and other attachments thereto which are specifically incorporated herein, shall constitute the entire agreement between Licensor and Licensee and contains all of the understandings and agreements of the parties in respect of the subject matter hereof. Any and all prior understanding and agreements, expressed or implied, between the parties hereto in respect of the subject matter hereof are superseded hereby. Any additional or different terms appearing on any invoice, P.O. or other document including terms and conditions in standard or preprinted documents or on Licensor’s web site that are inconsistent with this Agreement shall be void and have no force or effect.

29.3

Severability. In the event any one or more of the terms or provisions contained in this Agreement or any application thereof finally shall be declared by a court of competent jurisdiction to be invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of the remaining provisions of this Agreement or any application thereof shall not in any way be affected or impaired, except that, in such an event, this Agreement shall be deemed revised in order to provide the party adversely affected by such declaration with the benefit of its expectation, evidenced by the provision(s) affected by such a declaration, to the maximum extent legally permitted.

29.4	Assignment. This Agreement shall be binding upon and for the benefit of the Parties and their permitted successors and assigns. [***].

29.5

Counterparts. This Agreement may be executed by the parties hereto in separate counterparts, each of which when so executed and delivered shall be an original, but all such counterparts shall together constitute but one and the same instrument.

29.6

Modifications and Amendments. This Agreement (including any schedule to this Agreement) may not be modified or amended except by art instrument in writing signed by The Resource Group and Licensor hereto. Accordingly, no course of conduct shall constitute an amendment or modification of this Agreement (including any schedule to this Agreement). No Order Form may be modified or amended except by an instrument in writing signed by Licensor and the applicable Licensee.

29.7

Force Majeure. Neither party shall be liable to the other for failure to perform under this Agreement if said failure results, directly or indirectly, from government action or inaction, mechanical or electrical breakdown, or natural disaster. In the event Licensor excuses its performance of any of the requirements of this Agreement or otherwise invokes the Force Majeure for a period in excess of [***]. Notwithstanding anything to the contrary in this Agreement, Licensor acknowledges the special role Licensee has in responding to disasters. Licensor agrees to prepare disaster recovery and continuity of operations plans, and agrees to exert its best efforts to maintaining the functionality and operations of the Products despite the occurrence of a force majeure event. If either party is affected by an interruption or delay contemplated by this Section 29.7, it will: [***].

29.8	Liability. [***] The provisions of this Agreement allocate risks between the Parties. The pricing set forth herein reflects this allocation of risk and the limitation of liability specified herein.

29.9

Section Headings. Headings of articles and sections in this Agreement are for the convenience of the parties only. Accordingly, they shall not constitute a part of this Agreement when interpreting or enforcing this Agreement.

29.10

Breach and Waiver. No waiver of any breach of this Agreement shall: (a) be effective unless it is in a writing which is executed by the party charged with the waiver or (b) constitute a waiver of a subsequent breach, whether or not of the same nature. All waivers shall be strictly construed. No delay in enforcing any right or remedy as a result of a breach of this Agreement shall constitute a waiver thereof.

29.11	Estoppel. [***].

29.12

Survival of Terms. Notwithstanding anything contained herein to the contrary, all of Licensor’s and Licensee’s respective obligations, representations and warranties under this Agreement which are not, by the expressed terms of this Agreement, fully to be performed while this Agreement is in effect shall survive the termination of this Agreement for any reason.

29.13

Binding Agreement. Subject to the provisions of Section 29.4 above, this Agreement shall be binding upon and shall inure to the benefit of the parties hereto and their respective legal representatives, successors and permitted assigns.

29.14

Defined Terms and Use of Terms. All defined terms used in this Agreement shall be deemed to refer to the masculine, feminine, neuter, singular and/or plural, in each instance as the context and/or particular facts may require. Use of the terms “hereunder”, “herein”, “hereby”, and similar terms refer to this Agreement.

29.15

Cumulative Remedies. Except as set forth herein, no right or remedy conferred by this Agreement is exclusive of any other right or remedy conferred herein or by law or in equity; rather, all of such rights and remedies are cumulative of every other such right or remedy and may be exercised concurrently or separately from time-to-time.

29.16

Ambiguous Terms. Any ambiguities in this Agreement will not be strictly construed against the drafter of the language concerned but will be resolved by applying the most reasonable interpretation under the circumstances, giving full consideration to the intentions of the parties at the time of contracting. This Agreement will not be construed against any party by reason of its preparation.

29.17	Choice of Law and Venue. This Agreement and all matters arising out of or relating to this Agreement shall be governed by and construed in accordance with the laws of [***].

29.18

Attorney’s Fees. In the event any suit or other action is commenced to construe or enforce any provision of this Agreement, the prevailing party, in addition to all other amounts such party shall be entitled to receive from the other party, shall be paid by said party reasonable attorney’s fees and court costs.

29.19

EEOC. The parties shall abide by the requirements of 41 CFR §§ 60-1.4(a), 60-300.5(a) and 60-741.5(a), and the posting requirements of 29 CFR Part 471, appendix A to subpart A, if applicable. These regulations prohibit discrimination against qualified individuals based on their status as protected veterans or individuals with disabilities, and prohibit discrimination against all individuals based on their race, color, religion, sex, sexual orientation, gender identity or national origin. Moreover, these regulations require that covered prime contractors and subcontractors take affirmative action to employ and advance in employment individuals without regard to race, color, religion, sex, sexual orientation, gender identity, national origin, disability or veteran status.

29.20

Order of Precedence. In the event of any inconsistency between the sections, articles, attachments, exhibits, schedules or provisions that constitute this Agreement, the following order of precedence shall apply: (a) the Business Associate Addendum; (b) the terms and conditions set forth in this Agreement; (c) terms and conditions set forth in the Order Form; (d) all other attachments and exhibits incorporated herein by reference. For further clarity each party agrees: (y) that it may only modify the terms of this Agreement in an Order Form if the terms of the Agreement that are to be modified are expressly identified in the Order Form, and (z) that any modification in an Order Form shall only apply to that particular Order Form and shall not carry forward to other Order Forms.

29.21

Equitable Relief. Recognizing that damages may not be an adequate remedy to Licensee or Licensor in the event of a breach of this Agreement by the other party and that such a breach would result in irreparable harm to the non-breaching party, the non-breaching party shall have the right to, as applicable: [***].

29.22	Enforceability. The Resource Group and Licensor are entering into this Agreement [***].

29.23	Signatures. Electronic signatures on this Agreement or on any Order Form (or copies of signatures sent via electronic means) are the equivalent of handwritten signatures.

THE APPENDICES AND/OR EXHIBITS ON THE FOLLOWING PAGES ALSO ARE PART OF THIS AGREEMENT

IN WITNESS WHEREOF, the undersigned duly authorized representatives of the parties have executed this Agreement as of the Effective Date.

Ascension Health Resource and Supply Management Group, LLC	PHREESIA, INC

By: /s/ Brad Forth	By: /s/ Thomas Altier
Name: Brad Forth	Name: Thomas Altier
Title: Sr. Director of Sourcing	Title: CFO

EXHIBIT A

Order Form

[***]

EXHIBIT B

HIPAA BUSINESS ASSOCIATE ADDENDUM

[***]

EXHIBIT C

Fees for Licensees Using athenaOne

[***]

EXHIBIT D

Intentionally Omitted.

EXHIBIT E

Intentionally Omitted

EXHIBIT F

Service Level Agreement

[***]

EXHIBIT G

Sales Data Record Layout

[***]

EXHIBIT H

Hosting Services Addendum

To carry out its obligations under the Agreement, Licensor will provide the Software as software as a service in a hosted environment (“Hosting Services”). Licensor agrees to the terms and conditions set forth in this Hosting Services Addendum (“Hosting Addendum”). If there is a conflict between the terms of the Agreement and the terms of this Hosting Addendum, the terms of this Hosting Addendum shall control.

1.	[***].

2.	[***].

3.	[***].

4.	[***].

5.	Disaster Avoidance and Recovery. During the Term, Licensor shall maintain a Disaster Recovery Plan in a form provided to Licensee prior to the execution of the Order Form.

PHREESIA, INC.

EMV ADDENDUM MASTER SOFTWARE LICENSE AND SERVICES AGREEMENT

[***]

Supplier: Agreement No: Amendment No. Date: , 20

ASCENSION HEALTH RESOURCE AND SUPPLY MANAGEMENT GROUP, LLC

AMENDMENT TO MASTER SOFTWARE LICENSE AND SERVICES AGREEMENT

THIS AMENDMENT is made and entered into as of March 28, 2018 (“Amendment Effective Date”), by and between ASCENSION HEALTH RESOURCE AND SUPPLY MANAGEMENT GROUP, LLC (“The Resource Group”) and PHREESIA, INC. (“Licensor”).

WHEREAS, the parties entered into a Master Software License and Services Agreement dated March 31, 2015 as amended (the “Agreement”); and

WHEREAS, the parties desire to amend the Agreement as of the Amendment Effective Date according to the terms and conditions set forth herein.

NOW, THEREFORE, in consideration of the promises contained in this Amendment, the parties agree as follows:

1) All occurrences throughout the Agreement of the language stating: “11775 Borman Drive, Suite 340, St. Louis, Missouri 63146” are deleted and replaced with the following: “2054 Westport Center Drive, St. Louis, Missouri 63146”.

2) All occurrences throughout the Agreement of the language stating: “theresourcegroupfinance@ascensionhealth.org” are deleted and replaced with the following: “finance@theresourcegroup.com”.

3) All occurrences throughout the Agreement of the language stating: “MOSTL-MB-DataIntegr@ascensionhealth.org” are deleted and replaced with the following: “adminfees@theresourcegroup.com”.

4) All occurrences throughout the Agreement of the language stating: “http://www.ascensionhealth.org/communication/vendorparticipants.xls” are deleted and replaced with the following: “http://www.theresourcegroup.com/participantroster”.

5) All occurrences throughout the Agreement of the language stating: “theresourcegroup@ascension.org” are deleted and replaced with the following: “customercare@theresourcegroup.com”.

6) All occurrences throughout the Agreement of the language stating:

“Wire Transfers/ACH:

[***]

Checks:

Phreesia Amendment

This page contains proprietary information and shall not be duplicated or disclosed without permission of the parties.

Supplier: Agreement No: Amendment No. Date: , 20

[***]”

are deleted and replaced with the following:

“ACH:

[***]

Wire Transfers:

[***]”

Checks:

[***]”.

7) Section 25 of the Agreement is amended by adding the Equal Opportunity Clause as set forth below and added as Section 25.8 of the Agreement:

“25.8 Equal Opportunity Clause. The parties shall abide by the requirements of 41 C.F.R. 60-1.4(a), 60-300.5(a) and 60-741.5(a), and the posting requirements of 29 C.F.R. Part 471, appendix A to subpart A, if applicable. These regulations prohibit discrimination against qualified individuals based on their status as protected veterans or individuals with disabilities, and prohibit discrimination against all individuals based on their race, color, religion, sex, sexual orientation, gender identity or national origin. Moreover, these regulations require that covered prime contractors and subcontractors take affirmative action to employ and advance in employment individuals without regard to race, color, religion, sex, sexual orientation, gender identity, national origin, disability or veteran status.”

8) Notwithstanding Section 14.1 of the Agreement, this Agreement is extended for an additional six (6) months, unless earlier terminated pursuant to the terms of the Agreement. For clarity, the Term is extended until September 30, 2018. Unless terminated or preempted by a new Amendment or Agreement, the term of the Agreement shall automatically extend for twelve (12) month periods thereafter.

9) Exhibit G of the Agreement is deleted in its entirety and replaced with updated Sales Data Record Layout as specified in Appendix 1 (Updated Exhibit G) of this Amendment.

10) This Amendment will not be deemed accepted by either party unless and until it has been signed by a duly authorized representative of each party. In the event of a conflict between the terms and conditions of this Amendment and the terms and conditions of the Agreement, this Amendment will govern.

11) All Exhibits attached to this Amendment are incorporated into the Agreement,

Phreesia Amendment

This page contains proprietary information and shall not be duplicated or disclosed without permission of the parties.

Supplier: Agreement No: Amendment No. Date: , 20

12) Except as modified by this Amendment, the Agreement is otherwise ratified, confirmed and approved, and will remain in full force and effect in accordance with its terms.

IN WITNESS WHEREOF, the parties have caused this Amendment to be executed by their authorized signatories as of the Amendment Effective Date.

ASCENSION HEALTH RESOURCE AND SUPPLY MANAGEMENT GROUP, LLC	PHREESIA, INC.

By: /s/ Mike Wray	By: /s/ Thomas Altier
Name: Mike Wray	Name: Thomas Altier
Its: VP Contract Design	Its: CFO

Phreesia Amendment

This page contains proprietary information and shall not be duplicated or disclosed without permission of the parties.

Supplier: Agreement No: Amendment No. Date: , 20

APPENDIX 1

UPDATED EXHIBIT G

SALES DATA RECORD LAYOUT

Instructions

This document provides the Record Layout for Sales source detail. Please use an Excel Spreadsheet. Numeric fields may be zero filled to the left (but it is not required). All decimal positions are explicit, a decimal point is required. Invoices and credits both are to be extracted in this process. Fields should not be enclosed by “quotes”.

[***]